Exhibit 99.1

0 www.murphyoilcorp.com NYSE: MUR 0 JANUARY INVESTOR PRESENTATION ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER JANUARY 2022

1 www.murphyoilcorp.com NYSE: MUR 1 Cautionary Note to US Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked PMEAN resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC . The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC . Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10 - K filed with the SEC and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website . Forward - Looking Statements – This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions . These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties . Factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement include, but are not limited to : macro conditions in the oil and natural gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices ; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves ; reduced customer demand for our products due to environmental, regulatory, technological or other reasons ; adverse foreign exchange movements ; political and regulatory instability in the markets where we do business ; the impact on our operations or market of health pandemics such as COVID - 19 and related government responses ; other natural hazards impacting our operations or markets ; any other deterioration in our business, markets or prospects ; any failure to obtain necessary regulatory approvals ; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices ; or adverse developments in the US or global capital markets, credit markets or economies in general . For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement, see “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the US Securities and Exchange Commission (“SEC”) and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http : //ir . murphyoilcorp . com . Murphy Oil Corporation undertakes no duty to publicly update or revise any forward - looking statements . Non - GAAP Financial Measures – This presentation refers to certain forward - looking non - GAAP measures . Definitions of these measures are included in the appendix . Cautionary Statement and Investor Relations Contacts Kelly Whitley VP, Investor Relations & Communications 281 - 675 - 9107 kelly_whitley@murphyoilcorp.com Megan Larson Staff Investor Relations Analyst 281 - 675 - 9470 megan_larson@murphyoilcorp.com

2 www.murphyoilcorp.com NYSE: MUR 2 Agenda 1 Company Overview 2 Murphy Priorities Murphy Portfolio 3 Looking Ahead 4

3 www.murphyoilcorp.com NYSE: MUR 3 Murphy at a Glance Onshore United States • Eagle Ford Shale on private lands in Texas with ~1,400 future locations on ~134,000 net acres • Produced 37.3 MBOEPD in 3Q 2021, comprised of 70% oil and 86% liquids Onshore Canada • Tupper Montney ~1,400 future locations on ~100,000 net acres, produced 292 MMCFD in 3Q 2021 • Kaybob Duvernay ~600 future locations on ~170,000 net acres, produced 8.9 MBOEPD in 3Q 2021 Offshore Deepwater Gulf of Mexico • Fifth largest producer in the Gulf of Mexico, produced 56 MBOEPD 1 in 3Q 2021 • Executing 3 major projects on schedule, with first oil expected in 2022 Exploration • ~1.1 BBOE of risked mean resources and more than 8 MM net acres across Gulf of Mexico, offshore Mexico, Brazil and Vietnam Murphy is an independent exploration and production company, producing in three areas with an advantaged portfolio and exploration upside US Onshore Offshore Canada Onshore 24% 37% 39% 155 MBOEPD 3Q 2021 Production 1 24% 23% 53% YE 2020 Proved Reserves 1 697 MMBOE 1 Excluding noncontrolling interest. Proved reserves are based on year - end 2020 third - party audited volumes using SEC pricing Note: Future locations and net acres as of December 31, 2020

4 www.murphyoilcorp.com NYSE: MUR 4 Why Murphy Oil? Sustainable oil and natural gas assets that are safely operated with low carbon emissions intensity in three operating areas across North America High - potential exploration portfolio with industry - leading offshore capabilities Strong generator of free cash flow with capital allocation flexibility Financial discipline has led to 60 - year track record of returning capital to shareholders Supported by multi - decade founding family, with meaningful board and management ownership

5 www.murphyoilcorp.com NYSE: MUR 5 Low Emissions Intensity Energy Generation Ranked top - quartile in low carbon intensity for 2020 among oil - weighted peers • Lowering emissions intensity 15 - 20% by 2030 • Realizing lower costs while reducing environmental impacts • Deepwater offshore assets have the lowest carbon intensity in global oil - producing fields • Monitoring and evaluating further actions to decarbonize

6 www.murphyoilcorp.com NYSE: MUR 6 2021 Sustainability Report Highlights Ranked #1 in Governance by ISS since 2018 Continued Environmental Leadership and Stewardship • Revised and strengthened climate change position • Obtained third - party assurance of 2020 Scope 1 and 2 GHG emissions • Established goal of zero routine flaring by 2030 • Evaluating methane and flaring intensity targets Progressed Environmental Goals • Achieved 47% reduction in Scope 1 and 2 GHG emissions since 2016 • Reduced GHG emissions intensity by 10% in 2020 from 2019 baseline Committed to Our People and Communities • Operating safely while minimizing interruptions throughout COVID - 19 • Instituted Human Rights Policy • Ongoing philanthropy Expanded Diversity, Equity and Inclusion Efforts and Reporting • Advanced internal DE&I awareness • Established employee - led DE&I committee • Increased disclosures of Equal Employment Opportunity (EEO - 1) diversity data

7 www.murphyoilcorp.com NYSE: MUR 7 High - Potential Exploration Portfolio With Leading Offshore Execution Ability Focused and Meaningful • Four primary exploration areas • Targeting 3 to 5 exploration wells per year Reduced Risk • Leveraging strategic partnerships Strategic Themes • Consistent US Gulf of Mexico program • High - impact potential from Brazil and Mexico Significant Resource Base • ~1.1 BBOE net risked resources • ~6 MM net acres Strong Execution Ability • Maintained schedule on major operated Gulf of Mexico projects throughout COVID - 19 King’s Quay Enroute on Heavy Lift Vessel

8 www.murphyoilcorp.com NYSE: MUR 8 MURPHY PRIORITIES

9 www.murphyoilcorp.com NYSE: MUR 9 3Q 2021 Progress on Strategic Priorities • Redeemed $150 MM of 2024 Senior Notes in 3Q 2021 • Announced additional $150 MM senior notes redemption to occur in Dec 2021 • Achieved long - term debt reduction goal of $300 MM ; reduced total debt ~17% in FY 2021 • Transported King’s Quay FPS safely and on schedule to Texas coast ahead of first oil in 1H 2022 • Remain on schedule for first oil for major offshore projects • Reduced CAPEX guidance midpoint by $20 MM to $680 MM for FY 2021 • Terra Nova asset life extension project sanctioned by partner group • Non - op Silverback well in Gulf of Mexico reached total depth, well plugged and abandoned and team assessing results in adjacent blocks • Cutthroat exploration well in Brazil planned to spud • Advanced 2022 exploration drilling program plans with partners in offshore Mexico and Gulf of Mexico DELEVER EXECUTE EXPLORE

10 www.murphyoilcorp.com NYSE: MUR 10 What’s New in 4Q 2021 King’s Quay Floating Production System • Mooring in progress in Gulf of Mexico Terra Nova FPSO • In Spain for drydock repairs Gulf of Mexico Major Projects • Well completions have commenced • Remain on track for first oil in 1H 2022 Gulf of Mexico Federal Lease Sale 257 • Apparent high bidder on 3 deepwater blocks Eagle Ford Shale • 4 operated Catarina wells now online Debt Reduction Plan • Redeemed $150 MM of 2024 Notes on Dec 2 • Achieved $300 MM long - term debt reduction goal for FY 2021 Maintaining Guidance • 4Q 2021 production 145.5 – 153.5 MBOEPD • FY 2021 production 156.5 – 158.5 MBOEPD • FY 2021 CAPEX $675 – $685 MM

11 www.murphyoilcorp.com NYSE: MUR 11 Strong Cash Flow Generation Supports Shareholder Initiatives Canada Onshore Gulf of Mexico US Onshore Flexible Capital to Maximize FCF Generation • All assets generated FCF YTD 3Q 2021, excluding corporate activities • Lowered FY 2021 CAPEX guide midpoint by $20 MM to $680 MM Executing Debt Reduction Plan • Achieving goal of $300 MM long - term debt reduction in 2021 • Initial $150 MM of 2024 Notes redeemed in 3Q 2021 • Additional $150 MM of 2024 Notes redeemed in 4Q 2021 • Achieve 50% total debt reduction by YE 2024 at $55 long - term WTI oil price Long - Term Dividend Commitment • FCF generation supports long - standing dividend • $77 MM annualized FY 2021 Canada Offshore

12 www.murphyoilcorp.com NYSE: MUR 12 MURPHY PORTFOLIO

13 www.murphyoilcorp.com NYSE: MUR 13 Concentrated Onshore Portfolio With Multi - Year Inventories Tupper Montney Kaybob Duvernay Eagle Ford Shale Oil - Weighted PRICE - ADVANTAGED EAGLE FORD SHALE Natural Gas WELL - POSITIONED FOR IN TUPPER MONTNEY Over 3,400 FUTURE LOCATIONS ~540 MMBOE PROVED RESERVES

14 www.murphyoilcorp.com NYSE: MUR 14 Well - Established Gulf of Mexico Portfolio GC WR EW KC GB MC DC LU AT LL HE VK DD Miles 50 0 Lucius Cascade St. Malo Chinook Front Runner Medusa Dalmatian S. Murphy WI Block Offshore Platform FPSO 2021 Well Discovery Key Exploration Project Gulf of Mexico Asset Delta House Rushmore Guilder Silver Dollar West Ninja Silver Dollar Silverback Blanco Creek Carver / Donzi King’s Quay Longfellow Oak Whydah/Leibniz Oso / Liberty Chinook DT Hoffe Park Low - Emission Intensity Asset High Margin EBITDA/BOE Top 5 Operator BY PRODUCTION Over 100 Blocks 4 OPERATED PRODUCTION FACILITIES Resource Upside ~20 KEY EXPLORATION PROSPECTS

15 www.murphyoilcorp.com NYSE: MUR 15 High - Impact Exploration Portfolio Company - Making Potential BRAZIL & MEXICO Reduced Risk APPROPRIATE WORKING INTEREST Focused Targeting 3 TO 5 WELLS PER YEAR < $12 BOE F&D TARGET GULF OF MEXICO BRAZIL VIETNAM Exploration Focus Areas

16 www.murphyoilcorp.com NYSE: MUR 16 LOOKING AHEAD

17 www.murphyoilcorp.com NYSE: MUR 17 Disciplined Execution to Achieve Production Goals Production Guidance • 4Q 2021 production of 145.5 – 153.5 MBOEPD • Midpoint of oil production at 81 MBOPD • Includes 4.5 MBOEPD of Gulf of Mexico facility downtime for quarter, which occurred in October, and 2.2 MBOEPD of net planned non - op downtime for the quarter • FY 2021 production of 156.5 – 158.5 MBOEPD • 55% oil, 61% liquids - weighted production • Oil midpoint of 87 MBOPD up 6% from original guide of 82 MBOPD, achieved through better well performance and execution • Hurricane Ida production impact of 4.4 MBOEPD in FY 2021 Accrual CAPEX, based on midpoint of guidance range and excluding noncontrolling interest $675 – $685 MM CAPEX FY 2021 145.5 – 153.5 MBOEPD Production 4Q 2021 156.5 – 158.5 MBOEPD Production FY 2021 2021 GUIDANCE

18 www.murphyoilcorp.com NYSE: MUR 18 Disciplined Strategy Leads to Long - Term Value 0 40 80 120 160 200 2021E 2024E Tupper Montney Offshore Oil-Weighted Onshore Note: Oil - weighted onshore includes Eagle Ford Shale and Kaybob Duvernay $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 12/31/2020 A 12/31/2024 E Forecast Debt Outstanding $MMs 2021E – 2024E Production MBOEPD Delever, Execute, Explore 2021 – 2024 Achieve < $1.4 BN debt by 2024* Spend annual average CAPEX of ~$600 MM Deliver production CAGR of ~6% in 2021 – 2024 Produce consistent oil - weighting, ~50% in 2021 – 2024 Maintain offshore production average of ~75 MBOEPD in 2021 – 2024 Advance exploration portfolio of > 1 BBOE net risked potential resources Pay consistent dividend to shareholders Capital Allocation Optionality Reduce debt further Allocate additional capital to assets Fund exploration success Evaluate strategic A&D opportunities Return additional cash to shareholders * Assumes long - term $ 55 WTI oil price

19 www.murphyoilcorp.com NYSE: MUR 19 Focused on Targeted Priorities • Achieving goal for 2Q – 4Q 2021 long - term debt reduction of $300 MM, for total of ~17% reduction FY 2021 • Plan allows for long - term debt reduction to ~$1.4 BN by YE 2024 from YE 2020*, with potential for further reductions long - term • Progress major projects in the Gulf of Mexico ahead of first oil in 1H 2022 • Continue achieving drilling and completions cost efficiencies and lowering emissions intensity • Maintain strong safety and environmental metrics • Focus on drilling non - op well in Brazil • Continue evaluating results following non - op wells drilled in Gulf of Mexico and Brunei in 2021 • Advance 2022 exploration drilling program plans with partners in offshore Mexico and Gulf of Mexico DELEVER EXECUTE EXPLORE * Assumes long - term $55 WTI oil price

20 www.murphyoilcorp.com NYSE: MUR 20 Why Murphy Oil? Sustainable oil and natural gas assets that are safely operated with low carbon emissions intensity in three operating areas across North America High - potential exploration portfolio with industry - leading offshore capabilities Strong generator of free cash flow with capital allocation flexibility Financial discipline has led to 60 - year track record of returning capital to shareholders Supported by multi - decade founding family, with meaningful board and management ownership

21 www.murphyoilcorp.com NYSE: MUR 21 JANUARY INVESTOR PRESENTATION ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER JANUARY 2022

22 www.murphyoilcorp.com NYSE: MUR 22 Appendix 1 Non - GAAP Definitions and Reconciliations 2 Glossary of Abbreviations 3 Hedging Positions 4 Supplemental Information 5 Acreage Maps

23 www.murphyoilcorp.com NYSE: MUR 23 The following list of Non - GAAP financial measure definitions and related reconciliations is intended to satisfy the requirements of Regulation G of the Securities Exchange Act of 1934, as amended. This information is historical in nature. Murphy undertakes no obligation to publicly update or revise any Non - GAAP financial measure definitions and related reconciliations. Non - GAAP Financial Measure Definitions and Reconciliations

24 www.murphyoilcorp.com NYSE: MUR 24 EBITDA and EBITDAX Murphy defines EBITDA as net income (loss) attributable to Murphy 1 before interest, taxes, depreciation, depletion and amortization (DD&A). Murphy defines EBITDAX as net income (loss) attributable to Murphy before interest, taxes, DD&A and exploration expense. Management believes that EBITDA and EBITDAX provide useful information for assessing Murphy's financial condition and results of operations and are widely accepted financial indicators of the ability of a company to incur and service debt, fund capital expenditure programs, pay dividends and make other distributions to stockholders. EBITDA and EBITDAX, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and sho uld be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accountin g p rinciples (GAAP). EBITDA and EBITDAX have certain limitations regarding financial assessments because they exclude certain items that affect net income an d n et cash provided by operating activities. EBITDA and EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as repor ted . Non - GAAP Reconciliation $ Millions Three Months Ended – Sept 30, 2021 Three Months Ended – Sept 30, 2020 Net income (loss) attributable to Murphy (GAAP) 108.5 (243.6) Income tax expense ( benefit) 36.8 (62.6) Interest expense, net 46.9 45.2 DD&A expense 182.8 219.7 EBITDA attributable to Murphy (Non - GAAP) 375.0 (41.3) Exploration expense 24.5 12.1 EBITDAX attributable to Murphy (Non - GAAP) 399.5 (29.2) 1 ‘Attributable to Murphy’ represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

25 www.murphyoilcorp.com NYSE: MUR 25 ADJUSTED EBITDA Murphy defines Adjusted EBITDA as net income (loss) attributable to Murphy 1 before interest, taxes, depreciation, depletion and amortization (DD&A), impairment expense, discontinued operations, foreign exchange gains and losses, mark - to - market gains and losses on derivative instruments, accretion of asset ret irement obligations and certain other items that management believes affect comparability between periods. Adjusted EBITDA is used by management to evaluate the company’s operational performance and trends between periods and relati ve to its industry competitors. Adjusted EBITDA may not be comparable to similarly titled measures used by other companies and it should be considered in con jun ction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted EBITDA has certain li mitations regarding financial assessments because it excludes certain items that affect net income and net cash provided by operating activities. Adjusted EBITDA should not be co nsi dered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported. Non - GAAP Reconciliation $ Millions, except per BOE amounts Three Months Ended – Sept 30, 2021 Three Months Ended – Sept 30, 2020 EBITDA attributable to Murphy (Non - GAAP) 375.0 (41.3) Mark - to - market (gain) loss on derivative instruments (55.9) 69.3 Impairment of assets - 186.5 Mark - to - market loss on contingent consideration 28.4 14.0 Asset retirement obligation gains (71.8) - Accretion of asset retirement obligations 10.8 10.8 Unutilized rig charges 3.2 5.2 Foreign exchange (gains) losses (2.8) 0.8 Discontinued operations loss 0.7 0.8 Restructuring expenses - 5.0 Seal insurance proceeds - (1.7) Adjusted EBITDA attributable to Murphy (Non - GAAP) 287.6 249.4 Total barrels of oil equivalents sold from continuing operations attributable to Murphy (thousands of barrels) 14,219 14,166 Adjusted EBITDA per BOE (Non - GAAP) 20.23 17.61 1 ‘Attributable to Murphy’ represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

26 www.murphyoilcorp.com NYSE: MUR 26 ADJUSTED EBITDAX Murphy defines Adjusted EBITDAX as net income (loss) attributable to Murphy 1 before interest, taxes, depreciation, depletion and amortization (DD&A), exploration expense, impairment expense, discontinued operations, foreign exchange gains and losses, mark - to - market gains and losses on derivative instruments, accretion of asset retirement obligations and certain other items that management believes affect comparability between periods. Adjusted EBITDAX is used by management to evaluate the company’s operational performance and trends between periods and relat ive to its industry competitors. Adjusted EBITDAX may not be comparable to similarly titled measures used by other companies and it should be considered in co nju nction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted EBITDAX has certai n l imitations regarding financial assessments because it excludes certain items that affect net income and net cash provided by operating activities. Adjusted EBITDAX should not be c ons idered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported. Non - GAAP Reconciliation $ Millions, except per BOE amounts Three Months Ended – Sept 30, 2021 Three Months Ended – Sept 30, 2020 EBITDAX attributable to Murphy (Non - GAAP) 399.5 (29.2) Mark - to - market (gain) loss on derivative instruments (55.9) 69.3 Impairment of assets - 186.5 Mark - to - market loss on contingent consideration 28.4 14.0 Asset retirement obligation gains (71.8) - Accretion of asset retirement obligations 10.8 10.8 Unutilized rig charges 3.2 5.2 Foreign exchange (gains) losses (2.8) 0.8 Discontinued operations loss 0.7 0.8 Restructuring expenses - 5.0 Seal insurance proceeds - (1.7) Adjusted EBITDAX attributable to Murphy (Non - GAAP) 312.1 261.5 Total barrels of oil equivalents sold from continuing operations attributable to Murphy (thousands of barrels) 14,219 14,166 Adjusted EBITDAX per BOE (Non - GAAP) 21.95 18.46 1 ‘Attributable to Murphy’ represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

27 www.murphyoilcorp.com NYSE: MUR 27 BBL: Barrels (equal to 42 US gallons) BCF: Billion cubic feet BCFE: Billion cubic feet equivalent BN: Billions BOE: Barrels of oil equivalent (1 barrel of oil or 6,000 cubic feet of natural gas) BOEPD: Barrels of oil equivalent per day BOPD: Barrels of oil per day CAGR: Compound annual growth rate D&C: Drilling & completion DD&A: Depreciation, depletion & amortization EBITDA: Income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: Income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses EFS: Eagle Ford Shale EUR: Estimated ultimate recovery F&D: Finding and development G&A: General and administrative expenses GOM: Gulf of Mexico LOE: Lease operating expense MBOE: Thousands barrels of oil equivalent MBOEPD: Thousands of barrels of oil equivalent per day MCF: Thousands of cubic feet MCFD: Thousands cubic feet per day MM: Millions MMBOE: Millions of barrels of oil equivalent MMCF: Millions of cubic feet MMCFD: Millions of cubic feet per day NA: North America NGL: Natural gas liquid ROR: Rate of return R/P: Ratio of proved reserves to annual production TCF: Trillion cubic feet TCPL: TransCanada Pipeline TOC: Total organic content WI: Working interest WTI: West Texas Intermediate (a grade of crude oil) Glossary of Abbreviations

28 www.murphyoilcorp.com NYSE: MUR 28 Achieving Strategic 2021 Priorities Through Disciplined Capital Allocation Continuing Plan Execution • 3Q 2021 accrued CAPEX of $103 MM vs $160 MM guide • 3Q 2021 lower than guide primarily due to: • $18 MM Terra Nova credit • $18 MM net reduction in Gulf of Mexico major project expenses • Timing shifted some spend into 4Q 2021 Disciplined Spending Tightens CAPEX Range • Lowered FY 2021 CAPEX guide midpoint by $20 MM to $680 MM • Tightened range to $675 – $685 MM • Includes 1Q 2021 purchase of additional Lucius working interest for $20 MM Accrual CAPEX, based on midpoint of guidance range and excluding noncontrolling interest * Excludes King’s Quay CAPEX of $17 MM $210 $198 $103 $149 $680 $20 0 100 200 300 400 500 600 700 1Q 2021A * 2Q 2021A 3Q 2021A 4Q 2021E FY 2021E Accrued CAPEX by Quarter $MM Forecast CAPEX Actual CAPEX A&D

29 www.murphyoilcorp.com NYSE: MUR 29 4Q 2021 Guidance Producing Asset Oil (BOPD) NGLs (BOPD) Gas (MCFD) Total (BOEPD) US – Eagle Ford Shale 22,600 5,100 27,200 32,200 – Gulf of Mexico excluding NCI 1 50,500 3,400 49,800 62,200 Canada – Tupper Montney – – 258,600 43,100 – Kaybob Duvernay and Placid Montney 4,500 1,000 16,600 8,300 – Offshore 3,400 – – 3,400 Other 300 – – 300 4Q Production Volume (BOEPD) excl. NCI 1 145,500 – 153,500 4Q Exploration Expense ($MM) $32 Full Year 2021 CAPEX ($MM) excl. NCI 2 $675 – $685 Full Year 2021 Production Volume (BOEPD) excl. NCI 3 156,500 – 158,500 1 Excludes noncontrolling interest of MP GOM of 8,400 BOPD oil, 200 BOPD NGLs and 2,300 MCFD gas 2 Excludes noncontrolling interest of MP GOM of $25 MM 3 Excludes noncontrolling interest of MP GOM of 8,700 BOPD oil, 300 BOPD NGLs and 3,200 MCFD gas

30 www.murphyoilcorp.com NYSE: MUR 30 Current Hedging Positions – Oil * As of November 3, 2021 United States Commodity Type Volumes (BBL/D) Price (BBL) Start Date End Date WTI Fixed Price Derivative Swap 45,000 $42.77 10/1/2021 12/31/2021 WTI Fixed Price Derivative Swap 20,000 $44.88 1/1/2022 12/31/2022 Commodity Type Volumes (BBL/D) Put Price (BBL) Call Price (BBL) Start Date End Date WTI Derivative Collar 23,000 $62.65 $74.77 1/1/2022 12/31/2022

31 www.murphyoilcorp.com NYSE: MUR 31 Current Hedging Positions – Natural Gas Montney, Canada Commodity Type Volumes (MMCF/D) Price (MCF) Start Date End Date Natural Gas Fixed Price Forward Sales at AECO 196 C$2.55 10/1/2021 12/31/2021 Natural Gas Fixed Price Forward Sales at AECO 186 C$2.36 1/1/2022 1/31/2022 Natural Gas Fixed Price Forward Sales at AECO 176 C$2.34 2/1/2022 4/30/2022 Natural Gas Fixed Price Forward Sales at AECO 205 C$2.34 5/1/2022 5/31/2022 Natural Gas Fixed Price Forward Sales at AECO 247 C$2.34 6/1/2022 10/31/2022 Natural Gas Fixed Price Forward Sales at AECO 266 C$2.36 11/1/2022 12/31/2022 Natural Gas Fixed Price Forward Sales at AECO 269 C$2.36 1/1/2023 3/31/2023 Natural Gas Fixed Price Forward Sales at AECO 250 C$2.35 4/1/2023 12/31/2023 Natural Gas Fixed Price Forward Sales at AECO 162 C$2.39 1/1/2024 12/31/2024 Natural Gas Fixed Price Forward Sales at AECO 45 US$2.05 10/1/2021 12/31/2022 Natural Gas Fixed Price Forward Sales at AECO 25 US$1.98 1/1/2023 10/31/2024 Natural Gas Fixed Price Forward Sales at AECO 15 US$1.98 11/1/2024 12/31/2024 * As of November 3, 2021

32 www.murphyoilcorp.com NYSE: MUR 32 Balance Sheet Stability Solid Foundation for Commodity Price Cycles • $505 MM of cash and cash equivalents at Sept 30, 2021 • Redeemed $150 MM of 6.875% Notes due 2024 on Dec 2, 2021 • ~$242 MM of 2024 senior notes remain outstanding • $1.6 BN senior unsecured credit facility matures Nov 2023, undrawn at Sept 30, 2021 • All debt is unsecured, senior credit facility not subject to semi - annual borrowing base redeterminations 0 500 1,000 1,500 2,000 Notes Drawn RCF Undrawn RCF Note Maturity Profile* $MM 10 Year 20 Year 30 Year Long - Term Debt Profile* Total Bonds Outstanding $BN $2.633 Weighted Avg Fixed Coupon 6.3% Weighted Avg Years to Maturity 7.5 * As of September 30 , 2021. Does not include $150 MM redemption on Dec. 2, 2021.

33 www.murphyoilcorp.com NYSE: MUR 33 North America Onshore Area Net Acres Reservoir Inter - Well Spacing (ft) Remaining Wells Karnes 10,092 Lower EFS 300 106 Upper EFS 600 142 Austin Chalk 1,200 97 Tilden 64,770 Lower EFS 600 264 Upper EFS 500 138 Austin Chalk 600 100 Catarina 48,375 Lower EFS 550 238 Upper EFS 950 219 Austin Chalk 1,200 112 Total 123,237 1,416 Area Net Acres Inter - Well Spacing (ft) Remaining Wells Two Creeks 35,232 984 104 Kaybob East 37,744 984 152 Kaybob West 25,984 984 107 Kaybob North 25,536 984 98 Simonette 32,116 984 108 Saxon 12,298 984 57 Total 168,910 626 Kaybob Duvernay Well Locations Eagle Ford Shale Operated Well Locations *As of December 31, 2020 *As of December 31, 2020

34 www.murphyoilcorp.com NYSE: MUR 34 North America Onshore Executing Well Delivery Plan On Schedule and Within Budget FY 2021 Onshore Activity • Eagle Ford Shale • 4 operated wells online in 4Q 2021 • Total 23 operated + 45 gross non - operated wells* online in FY 2021 • Tupper Montney • Activity complete for FY 2021 • Total 14 operated wells online Note: Non - op well cadence subject to change per operator plans Eagle Ford Shale non - operated wells adjusted for 18% average working interest 2021 Wells Online 0 5 10 15 20 25 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Eagle Ford Shale Tupper Montney Eagle Ford Shale (Non-Op) * Eagle Ford Shale non - operated wells average 18% working interest

35 www.murphyoilcorp.com NYSE: MUR 35 Eagle Ford Shale Base Production Outperforms While Lowering Costs Eagle Ford Shale Acreage CATARINA TILDEN KARNES Zavala Atascosa Karnes McMullen Frio Dimmit La Salle Live Oak Bee Wilson Murphy Acreage Eagle Ford Shale Drilling and Completions $MM per well 3Q 2021 37 MBOEPD, 70% Oil, 86% Liquids • No new wells online in 3Q 2021 • 4 operated Catarina wells online in 4Q 2021 • 2 Upper EFS, 1 Lower EFS, 1 Austin Chalk • Reaffirm FY 2021 CAPEX of $170 MM Drilling and Completions Costs • ~40% reduction in completions costs since FY 2018 • 24% increase in RoP since FY 2018 • $4.7 MM avg well cost in 1H 2021, down from $6.3 MM in FY 2018 • Now achieving ~9 month well payout $0 $1 $2 $3 $4 $5 $6 $7 2018 2019 2020 YTD 2021 Drilling Completions

36 www.murphyoilcorp.com NYSE: MUR 36 Volatile Oil Condensate Wet Gas Dry Gas 10 Miles MEXICO EFS HC phase windows are approximate Dimmit La Salle Webb Austin Chalk Test Eagle Ford Shale Strong Catarina Well Performance Offers Potential to De - Risk Portfolio 2021 Catarina Lower EFS Well Performance Eagle Ford Shale – Austin Chalk Peer Acreage Achieving Strong Catarina Results • 4 wells online in Catarina in 4Q 2021 • 2 Upper EFS, 1 Lower EFS, 1 Austin Chalk • Highest oil cuts seen across Dimmit County • Recent Murphy Catarina wells achieving 6 - month payout • ~60% above type curve • Utilizing long laterals, enhanced completions technique • Operators near Murphy Catarina acreage reporting robust production rates in Austin Chalk • Working to delineate their acreage • Potential to de - risk ~110 Catarina locations as of FYE 2020 Murphy Catarina Chesapeake EOG SM Energy Permitted 2019 - 2020 Austin Chalk 0 50,000 100,000 150,000 200,000 0 50 100 150 200 250 300 Cumulative Oil (BBL) Days Online Average Catarina Lower EFS Recent Catarina Lower EFS Wells

37 www.murphyoilcorp.com NYSE: MUR 37 Murphy Acreage Facility 5 0 Miles BC Alberta Tupper Montney Acreage Tupper Montney Continual Improvement Drives Improved Well Performance 3Q 2021 292 MMCFD, 100% Natural Gas • Activity complete for FY 2021 Record - High IP30 Rates in 2021 • Modifications to flowback, facility and wellhead equipment, and procedures • >50% higher rates than 2017 – 2019 averages Tupper Montney Average Gross IP30 Rates MCFPD 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2013 2014 2015 2016 2017 2018 2019 2021

38 www.murphyoilcorp.com NYSE: MUR 38 Drilling and Completions Field Drilled Completions Online Khaleesi 4Q 2021 1H 2022 Mormont 1Q 2022 1H 2022 Samurai 2Q 2022 2H 2022 Gulf of Mexico Major Projects Drive Future Free Cash Flow Facilities Project Components Fabrication Commissioning Installation / Hook - up King’s Quay FPS 3Q 2021 – 2Q 2022 1H 2022 King’s Quay Moorings N/A 4Q 2021 Subsea Flowlines and Equipment Ongoing 1H 2022 4Q 2021 – 3Q 2022 See Appendix for major project CAPEX and production cadence Drilling in Progress Planned Well Drilled Well Khaleesi / Mormont / Samurai • Launched drilling campaign 2Q 2021 • Drilled Khaleesi #3 well in 3Q 2021 • Currently drilling Samurai #4 well • Began well completions in 4Q 2021 • On track for first oil in 1H 2022 St. Malo Waterflood (Non - Op) • Project remains on track for first oil • Installing multi - phase pump 4Q 2021

39 www.murphyoilcorp.com NYSE: MUR 39 Gulf of Mexico Major Projects CAPEX and Production Cadence Major projects include Khaleesi, Mormont, Samurai and St. Malo waterflood Major Projects Net CAPEX $MM 0 15 30 45 60 75 90 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 0 10 20 30 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 Major Projects Net Production MBOEPD

40 www.murphyoilcorp.com NYSE: MUR 40 Advancing Terra Nova Asset Life Extension Project FPSO – Floating production storage and offloading vessel Terra Nova FPSO • Suncor 48% (Op), Cenovus 34%, Murphy 18% • Partner group advancing asset life extension project • Will extend production life by ~10 years • Work to occur through 4Q 2022 • Government of Newfoundland and Labrador contributing up to US$164 MM (C$205 MM) in royalty and financial support • Partner group to contribute on matching basis • $60 MM future net investment Project Schedule • In Spain for drydock repairs • Anticipated return to production 4Q 2022 Terra Nova Field, Offshore Canada LABRADOR QUEBEC Kilometers 0 200 NEWFOUNDLAND Terra Nova Murphy WI Block Other Blocks Discovered Field FPSO

41 www.murphyoilcorp.com NYSE: MUR 41 Eagle Ford Shale Peer Acreage

42 www.murphyoilcorp.com NYSE: MUR 42 Kaybob Duvernay Peer Acreage

43 www.murphyoilcorp.com NYSE: MUR 43 Tupper Montney Peer Acreage ARC Montney Shell Montney Advantage Montney Other Competitor Montney Open Crown - Montney Tourmaline Montney Ovintiv Montney Birchcliff Montney Dry Gas Limit TCPL Pipeline Murphy Montney Facility Battery Murphy Pipeline 0 10 Miles Dawson Creek

44 www.murphyoilcorp.com NYSE: MUR 44 Placid Montney Peer Acreage

45 www.murphyoilcorp.com NYSE: MUR 45 PRODUCING ASSETS Asset Operator Murphy WI 1 Cascade Murphy 80% Chinook Murphy 80% Clipper Murphy 80% Cottonwood Murphy 80% Dalmatian Murphy 56% Front Runner Murphy 50% Habanero Shell 27% Kodiak Kosmos 48% Lucius Anadarko 13% Marmalard Murphy 27% Marmalard East Murphy 68% Medusa Murphy 48% Neidermeyer Murphy 53% Powerball Murphy 75% Son of Bluto II Murphy 27% St. Malo Chevron 20% Tahoe W&T 24% Thunder Hawk Murphy 50% Gulf of Mexico Murphy Blocks Note: Anadarko is a wholly - owned subsidiary of Occidental Petroleum 1 Excluding noncontrolling interest GC WR EW KC GB MC DC LU AT LL HE VK DD Miles 50 0 Lucius Cascade St. Malo Chinook Front Runner Medusa Dalmatian S. Murphy WI Block Offshore Platform FPSO 2021 Well Discovery Key Exploration Project Gulf of Mexico Assets Delta House Rushmore Guilder Silver Dollar West Ninja Silver Dollar Silverback Blanco Creek Carver / Donzi King’s Quay Longfellow Oak Whydah/Leibniz Oso / Liberty Chinook DT Hoffe Park

46 www.murphyoilcorp.com NYSE: MUR 46 2021 Exploration Update Gulf of Mexico Interests in 126 Gulf of Mexico OCS Blocks • ~725,000 total gross acres, 54 exploration blocks • ~1 BBOE gross resource potential • 20 key prospects • Lease sale Nov 17 – no change in royalty rates Silverback #1 (Mississippi Canyon 35) • Chevron 35% (Op), Shell 30%, Petronas 15%, Murphy 10%, Ecopetrol 10% • Murphy holds WI in 12 blocks through Silverback participation • Reached depth of 23,240 feet, plugged and abandoned • Murphy fully expensed the well • Assessing results across Murphy - held acreage position GC WR EW KC GB MC DC LU AT LL HE VK DD Miles 50 0 Lucius Cascade St. Malo Chinook Front Runner Medusa Dalmatian S. Murphy WI Block Offshore Platform FPSO 2021 Well Discovery Key Exploration Project Gulf of Mexico Exploration Area Delta House Rushmore Guilder Silver Dollar West Ninja Silver Dollar Silverback Blanco Creek Carver / Donzi King’s Quay Longfellow Oak Whydah/Leibniz Oso / Liberty Chinook DT Hoffe Park

47 www.murphyoilcorp.com NYSE: MUR 47 2021 Exploration Plan Sergipe - Alagoas Basin, Brazil Asset Overview • ExxonMobil 50% (Op), Enauta Energia S.A. 30%, Murphy 20% • Hold WI in 9 blocks, spanning >1.6 MM acres • >2.8 BN BOE discovered in basin • >1.2 BN BOE in deepwater since 2007 • Material opportunities identified on Murphy WI blocks Drilling Program • Preparing to drill Cutthroat - 1 • ~$15 MM net cost • Mean to upward gross resource potential • 500 MMBOE – 1,050 MMBOE • Continuing to mature inventory and plan future well timing Sergipe - Alagoas Basin All blocks begin with SEAL - M 0 50 Kilometers 351 428 430 503 505 501 575 573 637 Murphy WI Block Other Block Discovered Field BRAZIL Planned Well Cutthroat - 1

48 www.murphyoilcorp.com NYSE: MUR 48 2021 Exploration Update Potiguar Basin, Brazil Asset Overview • Wintershall Dea 70% (Op), Murphy 30% • Hold WI in 3 blocks, spanning ~775 M gross acres • Proven oil basin in proximity to Pitu oil discovery Extending the Play into the Deepwater • >2.1 BBOE discovered in basin • Onshore and shelf exploration • Pitu step - out into deepwater • Interpreting final seismic data, continuing to mature inventory • Targeting 2023 – 2024 spud Petrobras/ Shell Shell Petrobras/ Shell Petrobras/ BP/GALP Petrobras/ BP/GALP Petrobras Petrobras/BP/ GALP/IBV Petrobras/BP/ GALP/IBV POT - M - 857 POT - M - 863 POT - M - 865 Pitu BRAZIL 0 50 Kilometers Murphy WI Block Other Block Discovered Field Potiguar Basin

49 www.murphyoilcorp.com NYSE: MUR 49 Block 5 Overview • Murphy 40% (Op), Petronas 30%, Wintershall Dea 30% • 34 leads / prospects • Mean to upward gross resource potential • 800 MMBO – 2,000 MMBO • Proven oil basin in proximity to multiple oil discoveries in Miocene section • Targeting exploration drilling campaign in 2022 • Initial prospect identified – Tulum ( fka Linares) • Progressing permitting and regulatory approvals Cholula Appraisal Program • Discretionary 3 - year program approved by CNH • Up to 3 appraisal wells + geologic/engineering studies 2021 Exploration Update Salina Basin, Mexico Salina Basin Murphy WI Block Other Block Planned Well Discovery 0 60 Kilometers Cholula Block 5 Batopilas Saasken 200 – 300 MMBOIP Zama 670 MMBOE recoverable Polok 650’ net pay Chinwol 500’ net pay 0 30 Kilometers Cholula Block 5 Saasken 200 – 300 MMBOIP Zama 670 MMBOE recoverable Polok 650’ net pay Chinwol 500’ net pay MEXICO Tulum Sayulita 150 – 200 MMBOEIP

50 www.murphyoilcorp.com NYSE: MUR 50 2021 Exploration Plan Northwest Borneo Basin, Brunei Asset Overview • Shell 86.949% (Op), Murphy 8.051%, Petronas 5% • Partners assessing development and appraisal plan • Block CA - 1 reclassified as not held for sale Jagus SubThrust - 1X (Block CA - 1) • Drilled discovery well, $2.8 MM net cost • Evaluating seismic data for remaining prospectivity Northwest Borneo Basin Murphy WI Block Other Block Discovery Well Discovery Field Block CA - 1 Block CA - 2 Jagus SubThrust - 1X Kakap - Gumusut BRUNEI

51 www.murphyoilcorp.com NYSE: MUR 51 Asset Overview • Murphy 40% (Op), PVEP 35%, SKI 25% Block 15 - 1/05 • Received approval of the Lac Da Vang (LDV) retainment / development area • LDV field development plan adopted by all partners, submitted to government for approval • LDT - 1X discovery in 2019 • Maturing remaining block prospectivity • LDT - 1X discovery and other exploration upside has potential to add bolt - on resources to LDV Development Update Cuu Long Basin, Vietnam Cuu Long Basin Murphy WI Block Murphy Prospect Discovered Field BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHOUNG DONG LAC DA NAU HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km

52 www.murphyoilcorp.com NYSE: MUR 52 Asset Overview • Murphy 40% (Op), PVEP 35%, SKI 25% Block 15 - 2/17 • 3 - year primary exploration period ends 4Q 2022 • Seeking extension due to COVID - 19 related delays • 1 well commitment • 2 initial prospects identified • Seismic reprocessing, geological / geophysical studies ongoing Exploration Update Cuu Long Basin, Vietnam Cuu Long Basin Murphy WI Block Murphy Prospect Discovered Field BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHUONG DONG LAC DA NAU HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km

53 www.murphyoilcorp.com NYSE: MUR 53 JANUARY INVESTOR PRESENTATION ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER JANUARY 2022